UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2016

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On July 21, 2016, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the first six months and second quarter of 2016. A copy of the earnings press release is attached as Exhibit 99.1. First Financial Bancorp also provided electronic presentation slides on its web site used in connection with the earnings conference call. A copy of the electronic presentation slides is included in this Report as Exhibit 99.2.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Exhibits.

(d)    Exhibits:

The following exhibits shall not be deemed to be “filed” for purposes of the Securities Act.

99.1    First Financial Bancorp. Press Release dated July 21, 2016 - Furnished.
99.2    First Financial Bancorp. July 22, 2016 Earnings Call slides - Furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ John M. Gavigan
John M. Gavigan
Senior Vice President and Chief Financial Officer

Date:	July 21, 2016

Form 8-K                                First Financial Bancorp.

Exhibit Index
Exhibit No.        Description

99.1            First Financial Bancorp. Press Release dated July 21, 2016.
99.2            First Financial Bancorp. July 22, 2016 Earnings Call slides.